AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

INSTITUTIONAL CLASS I
AND
INSTITUTIONAL CLASS II

SUPPLEMENT DATED NOVEMBER 15, 1999
TO PROSPECTUS DATED NOVEMBER 2, 1998

All Funds

The "Investment Objective" section included in the "Fact Sheet" should reflect that the investment objective may be changed by the Trustees without shareholder approval.

American General International Growth Fund

The "Fund Investments" guidelines included in the "Fact Sheet" should reflect that at least 65% of the Fund's total assets should be invested in foreign equity securities rather than 85% of total assets. The information with respect to the performance of the Templeton International Fund should be deleted in its entirety.

American General International Value Fund

The "Fund Investments" guidelines included in the "Fact Sheet" should reflect that at least 65% of the Fund's total assets should be invested in foreign securities rather than 80% of total assets.

VA 10856-I/IIF